Exhibit 99

Joint Filer Information

Form 5

Name:   Sirwart Hovnanian

Address:  10 Highway 35

   Red Bank, NJ 07701

Designated Filer: Kevork S. Hovnanian

Issuer and Ticker Symbol: Hovnanian Enterprises, Inc.  [HOV]

Date of Event Requiring

 Statement:  10/31/2005

Signature:  /s/  Nancy A. Marrazzo

   Attorney-in-Fact